UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

THE TORO COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota	55420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 888-8801

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On July 8, 2016, The Toro Company, a Delaware corporation (“Toro”), announced that it entered into a Third Amended and Restated Program and Repurchase Agreement (the “Third Amended Repurchase Agreement”) with Red Iron Acceptance, LLC, a Delaware limited liability company (“Red Iron”) and joint venture established between Toro and TCF Inventory Finance, Inc., a Minnesota corporation and subsidiary of TCF National Bank, to provide inventory financing to certain distributors and dealers of products of Toro and certain of its affiliates (“Toro Products”). The Third Amended Repurchase Agreement amends and restates in its entirety that certain Second Amended and Restated Repurchase Agreement, dated as of October 29, 2010, by and between Toro and Red Iron, as amended (the “Prior Agreement”).

As with the Prior Agreement, under the Third Amended Repurchase Agreement (i) transactions between Toro and Red Iron are characterized as an advance in the form of a payment by Red Iron to Toro on behalf of a dealer or distributor with respect to invoices financed by Red Iron that extinguish the obligation of the dealer or distributor to make payment to Toro under the terms of the invoice and (ii) Toro has certain repurchase obligations with respect to certain Toro Products that are repossessed by Red Iron, up to a maximum amount of $7.5 million per calendar year (“Repurchase Maximum”). Under the Prior Agreement, Toro agreed to certain recourse obligations that were in addition to the Repurchase Maximum. The Third Amended Repurchase Agreement eliminates Toro’s recourse obligations that are in addition to the Repurchase Maximum and establishes an estimated reserve with respect to the accounts of higher-risk dealers and distributors, in which Toro may share under certain circumstances. In addition, the Third Amended Repurchase Agreement includes certain other non-material clarifying amendments to the Prior Agreement to reflect evolving definitions and practices between Red Iron and Toro.

The initial term of the Third Amended Repurchase Agreement will expire on October 31, 2017. The Third Amended Repurchase Agreement will automatically renew for successive two-year periods unless either Toro or Red Iron provides to the other party written notice of non-renewal at least one year prior to the end of the then-current term.

A copy of the Third Amended Repurchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Third Amended and Restated Program and Repurchase Agreement, dated as of June 30, 2016, by and between The Toro Company and Red Iron Acceptance, LLC (filed herewith).*

*	Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The redacted material is being filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: July 8, 2016	By	/s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Third Amended and Restated Program and Repurchase Agreement, dated as of June 30, 2016, by and between The Toro Company and Red Iron Acceptance, LLC (filed herewith).*

*	Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The redacted material is being filed separately with the Securities and Exchange Commission.